===============================================================================

                            SCHEDULE 14A INFORMATION

                   CONSENT STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by registrant / /

Filed by a party other than the registrant /x/           / /  Confidential,
                                                              for Use of the
                                                              Commission Only
Check the appropriate box:                                    (as permitted by
/ / Preliminary consent statement                             Rule 14a-6(e)(2))

/ / Definitive consent statement

/X/ Definitive additional materials

/ / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           RJR NABISCO HOLDINGS CORP.
                 ----------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                BROOKE GROUP LTD.
                   ------------------------------------------
                  (Name of Person(s) Filing Consent Statement)

                                 ---------------

Payment of filing fee (Check the appropriate box):

/ / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:
       (2) Aggregate number of securities to which transaction applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
       (4) Proposed maximum aggregate value of transaction:

       (5) Total fee paid:

/x/ Fee paid previously with preliminary materials.

                                 ---------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount previously paid: ____________

(2)      Form, schedule or registration statement no.: _____________

(3)      Filing party: ____________________

(4)      Date filed: _________________

===============================================================================

                           RJR NABISCO HOLDINGS CORP.


                          PRESENTATION TO SHAREHOLDERS
                       REGARDING THE CONSENT SOLICITATION
                              BY BROOKE GROUP LTD.

OVERVIEW
-------------------------------------------------------------------------------


     Brooke Group is organizing a consent solicitation to seek the following resolutions:

o   Non-Binding

     Have the directors of RJR Nabisco ("RJRN") spin-off 80.5% of Nabisco to RJRN shareholders

o   Binding

     Amend bylaw changes secretly made by management

o Brooke Group has stated that if RJRN unconditionally agrees to an immediate spin-off of Nabisco, Brooke Group will terminate all solicitation activity
                                           ---------

-------------------------------------------------------------------------------




                                RJR NABISCO HAS
                                 UNDERPERFORMED



-------------------------------------------------------------------------------

RJR NABISCO HAS UNDERPERFORMED
-------------------------------------------------------------------------------


o   RJR Nabisco is the world's sixth largest consumer products company

o R.J. Reynolds is the second largest cigarette manufacturer in the U.S. and third largest American-blend manufacturer worldwide

    --  Revenues of $7.6 billion, EBITDA of $2.2 billion
    --  Brands include Camel, Winston and Salem
    --  67% of operating income earned in U.S.
    --  Leading market shares: Domestic 26%, International 10%

o Nabisco is one of the world's largest food companies, with dominant brand positions in its U.S. market categories

    -- Revenues of $8.1 billion, EBITDA of $1.4 billion
    -- Brands include Oreo, Chips Ahoy!, Ritz, Planters and A1 Steak Sauce -- 82% of operating income earned in U.S.
    -- U.S. market shares average three times those of nearest competitors:

                            Cookies .............   42%
                            Crackers ............   55%
                            Egg Substitutes .....   54%
                            Nuts ................   38%
                            Pet Snacks ..........   31%
                            Steak Sauce .........   67%

RJR NABISCO HAS UNDERPERFORMED
-------------------------------------------------------------------------------

o   RJR Nabisco has been a tremendous underperformer since its IPO in February
    1991

                        COMPOUNDED ANNUAL RATES OF RETURN
                      (FEBRUARY 1, 1991 - AUGUST 28, 1995)

                      (Period from RJR's IPO to Announcement
                   of New Valley's Hart-Scott-Rodino Filing)

                           BAT .............   11.9%
                           Philip Morris ...    9.8%
                           Loews ...........    5.9%
                           American Brands..    5.6%
                           RJRN.............   -0.5%
                           S&P Tobacco .....    9.8%
                           S&P Food ........   11.5%
                           S&P 500 .........   14.0%
                           DJIA ............   14.7%

RJR NABISCO HAS UNDERPERFORMED
-------------------------------------------------------------------------------

o The underperformance worsened in the year prior to the announcement of New Valley's Hart-Scott-Rodino filing

                             ONE YEAR RATE OF RETURN
                      (AUGUST 26, 1994 - AUGUST 28, 1995)

    (New Valley's Hart-Scott-Rodino Filing was announced on August 29, 1995)



                           Loews ...........    44.2%
                           Philip Morris ...    32.8%
                           BAT .............    26.2%
                           American Brands..    23.5%
                           RJRN ............   -12.0%
                           S&P Tobacco .....    28.6%
                           S&P Food ........    16.4%
                           S&P 500 .........    20.9%
                           DJIA ............    21.2%

RJR NABISCO HAS UNDERPERFORMED
-------------------------------------------------------------------------------


o   Management at RJRN has changed frequently
    -- RJRN's directors and officers own less than 0.5% of RJRN's common stock
--------------------------------------------------------------------------------
April 1989      KKR acquires  RJRN;  Louis Gerstner is appointed CEO; John
                Greeniaus President and CEO of Nabisco; James Johnston Chairman and CEO of R.J. Reynolds Tobacco Worldwide

February 1993   Gerstner resigns

May 1993        Charles Harper named CEO and Chairman

February 1995   Steve Goldstone appointed General Counsel

June 1995       Greeniaus named Vice Chairman of RJRN, given parent company oversight for RJR's domestic tobacco business and remains
                President and CEO of Nabisco; Johnston reassigned to oversight of RJR's International Tobacco business

October 1995    Goldstone named President of RJRN

November 1995   Greeniaus returns to Nabisco; Johnston renamed head of RJR
                Tobacco Worldwide

December 1995   Goldstone replaces Harper as CEO
--------------------------------------------------------------------------------

RJR NABISCO HAS UNDERPERFORMED
-------------------------------------------------------------------------------

o   RJRN's earnings projections have been repeatedly lowered during 1995

   -- October 24, 1995: 1996 projections lowered

   -- December 5, 1995: Goldstone stated that RJRN's bleak "earnings projections for 1996 haven't changed since they were lowered in October"

   -- December 11, 1995: Analysts told that earnings projections were unchanged

   -- December 19, 1995: Goldstone said RJRN's businesses "should blossom again in 1996"

   -------------------------------------------------------------------------


              COMPUTATION OF IMPLICIT LEBOW/ICAHN SPIN-OFF PREMIUM

 RJRN Price at August 28, 1995 ............................ $ 26.750

 Stock Price Decline on October Earnings Announcement .....   (2.625)
                                                             -------

 Implied Value of RJRN Common Stock .......................  $24.125
                                                            --------

RJR NABISCO HAS UNDERPERFORMED
-------------------------------------------------------------------------------

RJRN's management has tried and failed three times to increase the stock price since 1993

-------------------------------------------------------------------------------

o   In February 1993, RJRN's Board approved the issuance of Tracking Stock

o In January 1995, RJRN completed the sale of 19.5% of Nabisco and announced intent to begin paying a quarterly dividend of 37.5 cents per share

o   In April 1995, RJRN completed a 1:5 reverse stock split

-------------------------------------------------------------------------------

STILL, RJRN'S STOCK PRICE HAS CONTINUED TO LANGUISH

EVEN WITH THESE DISMAL RESULTS, THE BOARD STILL DOESN'T GET THE MESSAGE:
 "SPIN OFF NABISCO, NOW!"

-------------------------------------------------------------------------------



                             SPIN-OFFS CREATE VALUE



-------------------------------------------------------------------------------

SPIN-OFFS CREATE VALUE
-------------------------------------------------------------------------------


                            RECENT SPIN-OFF STUDIES

o   JOURNAL OF FINANCIAL ECONOMICS:

   -- Spun-off companies' stocks rose an average of 52% over the two years following spin-off

   -- Spun-off companies' stocks rose an average of 76% over the three years following spin-off

   -- Parents of spun-off companies SIGNIFICANTLY outperformed comparable firms over next two years following spin-off

o   J.P. MORGAN:

   -- Spun-off companies outperformed overall stock market by 20% OVER NEXT
      18 MONTHS following spin-off

   -- Parent companies outperformed the market by 5-6% between the announcement date and the date of the spin-off

o   ROTHSCHILD:

   -- Spun-off companies OUTPERFORMED THE S&P 500 IN 1994 BY 18.7%

o   Recent spin-offs include those of SEARS ROEBUCK, SPRINT CORPORATION AND AT&T

SPIN-OFFS CREATE VALUE
-------------------------------------------------------------------------------


                          BENEFITS OF SPIN-OFF TO RJRN

o   ACQUISITION BENEFITS

   -- Nabisco can use "non-tainted" stock (of which 80.5% is now blocked for tax reasons) for stock acquisitions

   -- Nabisco becomes more attractive takeover candidate

o   MANAGEMENT BENEFITS

   -- More focused management team at both RJRN and Nabisco

   -- Able to respond to future challenges with greater flexibility and speed

   -- Better able to attract and retain superior management

o   VALUATION BENEFITS

   -- Nabisco is freed from the tobacco issues of RJRN

o   INFORMATION BENEFITS

   -- Analysts are better able to understand and value RJRN and Nabisco

-------------------------------------------------------------------------------



                              RJRN STOCK COULD BE
                              WORTH MORE THAN $40



-------------------------------------------------------------------------------

RJRN STOCK COULD BE WORTH MORE THAN $40
-------------------------------------------------------------------------------


                                 ANALYST QUOTES

o Gary Black of Sanford C. Bernstein & Co., Inc., Institutional Investor magazine's first-team All-American tobacco industry analyst, computed in his December 6, 1995 report:

   -- A value of $41 per share of Common Stock, a 53% gain, if Nabisco is spun-off and RJRN's dividend is increased from the current level of $1.50 per share to $1.65 per share

o Diana Temple, a tobacco analyst at Salomon Brothers Inc. and an Institutional Investor runner-up, calculated in her September 26, 1995 report:

    -- A value of $40.40 per share of Common Stock, a 51% gain, if Nabisco is spun-off, even without an increase in RJR Nabisco's dividend

o Ronald B. Morrow of Rodman & Renshaw, Inc. estimated in his September 26, 1995 report:

    -- A value of $60.50 per share of Common Stock, a 126% gain, in a break-up scenario

RJRN STOCK COULD BE WORTH MORE THAN $40
-------------------------------------------------------------------------------

o The earnings multiple of Nabisco has been negatively impacted by the tobacco business. . .

                  MULTIPLE OF TOTAL ENTERPRISE VALUE TO EBITDA

                        Average (excl. Wrigley) = 10.5x


                        W.M. Wrigley ............. 15.4x
                        General Mills............. 11.7x
                        Kellogg................... 11.6x
                        Campbell Soup............. 11.2x
                        Quaker Oats............... 10.4x
                        H.J. Heinz ............... 10.1x
                        Hershey Foods.............  9.5x
                        Nabisco ..................  9.4x
                        Sara Lee .................  9.3x

RJRN STOCK COULD BE WORTH MORE THAN $40
-------------------------------------------------------------------------------

o   The tobacco business also trades at a discount on an EBITDA basis. . .

                  MULTIPLE OF TOTAL ENTERPRISE VALUE TO EBITDA

                                 Average = 7.3x

                    Culbro ............................ 10.6x
                    UST ...............................  9.1x
                    Universal .........................  8.7x
                    Philip Morris .....................  7.6x
                    BAT ...............................  7.1x
                    Tabacalera ........................  7.1x
                    American Brands ...................  6.7x
                    Rothmans ..........................  6.6x
                    Imasco ............................  6.3x
                    Loews .............................  6.0x
                    RJR Nabisco .......................  5.8x
                    SEITA .............................  4.6x
                    RJ Reynolds (Implied Value) .......  4.3x

RJRN STOCK COULD BE WORTH MORE THAN $40
-------------------------------------------------------------------------------


                               SPIN-OFF ANALYSIS

o Based on an analysis of comparable food and tobacco companies, a spin-off could result in a value of $47 per share of RJR Nabisco common stock



                                               RJR            RJR          Total                      Total Spin-off
                                          International     Domestic    RJR Tobacco    Nabisco        Value of RJRN
                                          -------------     --------    -----------    -------        -------------
                                                          ($ in Millions, Except Per Share Data)

 LTM EBITDA .........................       $  800(2)         $1,418                   $ 1,371
 EBITDA Multiple ....................          7.5x              5.5x                     10.5x
                                            ------            ------       -------     -------           -------
   Total Enterprise Value ...........       $6,000            $7,800       $13,800     $14,400           $28,200
 Less Net Debt and Preferred(1) .....                                       (6,570)     (4,290)
                                                                           -------     -------
   Net Equity Value .................                                        7,230      10,110
 Minority Interest Adjustment .......                                        100.0%       80.5%
                                                                           -------     -------           -------
    Adj. Net Equity Value ............                                     $ 7,230     $ 8,140           $15,370

 Fully-Diluted of Shares (MM) .......                                        326.0       326.0             326.0
                                                                           -------     -------           -------
 Value Per Share ....................                                      $ 22.20     $ 25.00(3)        $ 47.20
                                                                           =======     =======           =======

--------------
(1) Preferred stock is valued at market price.
(2) Estimate.
(3) $38.22 per share of Nabisco Holdings common stock.



RJRN STOCK COULD BE WORTH MORE THAN $40
-------------------------------------------------------------------------------


                     SPIN-OFF ANALYSIS PER SHARE OF RJRN(1)


            Without
            LeBow/Icahn
            Spin-off Premium .....R.J. Reynolds Tobacco .... $ 6
                                  Nabisco .................. $18
                                                             ---
                                                             $24

            Pre Spin-off .........R.J. Reynolds Tobacco .... $10
                                  Nabisco .................. $21
                                                             ---
                                                             $31

            Post Spin-off ........R.J. Reynolds Tobacco .... $22
                                  Nabisco .................. $25
                                  Nabisco Acquisition
                                   Premium(2) .............. $ 5
                                                             ---
                                                             $52
----------
(1) Based on multiples of comparable food and tobacco companies of 10.5x LTM EBITDA for Nabisco, 7.5x LTM EBITDA for International Tobacco and 5.5x LTM EBITDA for Domestic Tobacco.
(2) Assuming an acquisition of Nabisco at 12x EBITDA or $45.90 per share, a premium of 41% to the share price on December 29, 1995.

--------------------------------------------------------------------------------


                              ARGUMENTS AGAINST THE

                              SPIN-OFF ARE INVALID


--------------------------------------------------------------------------------

ARGUMENTS AGAINST THE SPIN-OFF ARE INVALID
--------------------------------------------------------------------------------


                          ARGUMENTS MADE BY MANAGEMENT


     o The "Potential Litigation" argument


     o The "Financial Integrity and Binding Commitments" argument

ARGUMENTS AGAINST THE SPIN-OFF ARE INVALID
--------------------------------------------------------------------------------


                 Number One: The "Potential Litigation" Argument

  Current litigation environment is hostile to spin-off

     Argument: Plaintiff counsels will argue that the spin-off will transfer assets to shareholders in the face of contingent claims that could exceed fair value of remaining assets and will seek an injunction of the spin-off, which could take years to resolve

  TOBACCO PLAINTIFFS WOULD HAVE TO OBTAIN AN INJUNCTION,
       BASED UPON:

     (i)  The likelihood of obtaining a judgment against RJR Tobacco

           More than 40 years of favorable litigation experience in defense of the tobacco industry

     (ii) Showing that RJR Nabisco is incapable of paying the judgment in full because of the spin-off.

           RJRN to have $15 B of assets . . .

    (iii) The likelihood of "Piercing the corporate veil" of RJR Nabisco

           RJRN is a real operating Company with expenditures of $100M/yr

ARGUMENTS AGAINST THE SPIN-OFF ARE INVALID
--------------------------------------------------------------------------------


                      The "Potential Litigation" Argument

  o Total market capitalization of the U.S. cigarette companies:


               Philip Morris .......   $ 75.3 billion
               B.A.T. ..............     27.1
               Loews ...............      9.2
               RJRN ................      8.4
                                       ------

               Total ...............   $120.0 billion
                                       ======

ARGUMENTS AGAINST THE SPIN-OFF ARE INVALID
--------------------------------------------------------------------------------


                      WHAT THE EXPERTS SAY

  o Professor Harvey Goldschmidt of Columbia Law School is highly skeptical that fraudulent conveyance could be proven, noting that -- "RJR Nabisco has substantial assets, and the spin-off itself, per se, would not make the company insolvent at this time." (New York Times, November 4, 1995)

  o Professor Kenneth Klee of Harvard Law School has stated that
    -- "It would be unusual for a court to grant an injunction."
       (New York Times, November 4, 1995)

  o Gary Black of Sanford Bernstein & Co., Inc. commented in his December 6, 1995 report that
    -- "We cannot find a single case where a major, solvent, profitable company, with ample earned surplus and no judgments against it, was blocked from distributing subsidiary stock as a dividend to its shareholders."

  o Deloitte & Touche LLP issued an unqualified report on January 30, 1995 that includes a statement that management believes that the outcome of all pending litigation will not have a material adverse effect on RJR Nabisco's financial position


                                      -22B-

ARGUMENTS AGAINST THE SPIN-OFF ARE INVALID
--------------------------------------------------------------------------------


         What Will Improve the Litigation Environment in 1997 and 1998?

  o Decertification of Castano class action?
    -- Plaintiff's bar has threatened "to file tens of thousands of individual lawsuits around the country" (The New York Times, November 4, 1995) and/or a new class action will be filed
    -- Whatever the decision, it will probably be appealed to the U.S. Supreme
       Court, delaying a spin-off for years

  o State Medicaid suits may go away?
    -- Should we wait for all 50 states to file suits - and have them dismissed - before doing spin-off?

  o FDA will choose not to pursue "tobacco as drug" classification? -- FDA classification is not a source of litigation in itself

  o Does anyone really believe that the litigation and public policy environment is more likely to improve than worsen over the next three years?

ARGUMENTS AGAINST THE SPIN-OFF ARE INVALID
--------------------------------------------------------------------------------


                          What Management Has Not Said

   o The spin-off increases the risk of Directors' being found personally liable

     -- Argument: By approving the transfer of assets to shareholders in the face of contingent claims that could exceed the fair value of the remaining assets, individual Board members have a risk of being found to have knowingly approved a fraudulent transfer and become personally liable

    -- Response: Could only become possible if RJR Tobacco declared bankruptcy during the next seven years; Brooke will nominate a slate of Directors prepared to take this risk if management is not

ARGUMENTS AGAINST THE SPIN-OFF ARE INVALID
--------------------------------------------------------------------------------


     o RJRN'S BOARD OF DIRECTORS COMPLETED A $4.2 BILLION

       TRANSFER OF ASSETS IN JUNE 1995

ARGUMENTS AGAINST THE SPIN-OFF ARE INVALID
--------------------------------------------------------------------------------


                          Nabisco's 1995 Debt Exchange

  o RJRN has already made a $4.2 billion distribution (transfer of assets) from RJRN without incurring litigation

    -- January 19, 1995: RJRN sells 19.5% of Nabisco
    -- March 10, 1995:   Nabisco files debt exchange offering
    -- March 15, 1995:   KKR completes exit from RJRN
    -- June 5, 1995:     Nabisco debt exchange completed

                 -------------
                                     Step 4: Distribution to Creditors
                                     ---------------------------------
                      RJRN           $1.8 billion Notes cancelled
                                     $2.4 billion to repay 1991 Credit Agreement
                 --------------        and pay fees and expenses

  Step 1:                     Step 3:
  -------                     -------
  $4.2 billion                Repay intercompany debt
  intercompany
  debt at Nabisco at IPO

                 --------------      Step 2: New Borrowing at Nabisco
                                     --------------------------------
                                     $1.8 billion New Notes cancelled
                     Nabisco         $2.4 billion 1995 Nabisco Credit Agreement
                                     -- both structurally senior to tobacco
                 --------------         litigants and free of bankruptcy risk

ARGUMENTS AGAINST THE SPIN-OFF ARE INVALID
--------------------------------------------------------------------------------


     Number Two: The "Financial Integrity and Binding Commitments" Argument

  o A spin-off is contrary to Board resolutions announced in October 1994 and reiterated in March 1995

    -- Argument: As part of the Nabisco/RJRN debt exchange, the Board had made commitments to bondholders not to spin-off Nabisco until 1997 at the earliest; 1999 if RJRN or Nabisco would lose its investment grade rating


  o Only a Board resolution was made, not a bond covenant or other legally binding agreement

  o Goldstone has confirmed the non-binding nature of these policies and stated that the Board would change the policies in response to changed business circumstances

  o A vote by shareholders would be a change of circumstances at RJR

ARGUMENTS AGAINST THE SPIN-OFF ARE INVALID
--------------------------------------------------------------------------------


                                Credit Analysis

  o Post spin-off, both companies would continue to maintain strong credit ratios
    -- Nabisco is already rated Baa2 by Moody's and BBB by Standard & Poor's


                             (Dollars in Millions)

                                      Pre Spin-off          Post Spin-off
                                      ------------    ------------------------
                                        Combined
                                       RJR Nabisco    RJR Tobacco      Nabisco
                                      ------------    -----------      -------

  Net Debt ..........................     $9,473         $5,133         $4,340
  EBITDA ............................     $3,592         $2,282         $1,310
  Interest Expense ..................     $  747         $  424         $  323

  Net Debt/EBITDA ...................        2.6x           2.2x           3.3x
  EBITDA/Interest Expense ...........        4.8x           5.4x           4.1x
  EBITDA/Fixed Charges(1) ...........        4.1x           4.2x           4.1x

----------
(1) Interest Expense plus Preferred Dividends.

--------------------------------------------------------------------------------


                               THE BYLAW AMENDMENT


--------------------------------------------------------------------------------

THE BYLAW AMENDMENT
--------------------------------------------------------------------------------


  o After meeting with Brooke Group, RJRN directors took action to silence shareholders:

    -- Eliminated the stockholder's right to call a special meeting, but not its own

    -- Imposed burdensome requirements for stockholders who seek to act by written consent without a meeting, granting itself a 20-day period to set a record date


  o These Actions were taken unilaterally and in secrecy


  o RJRN stockholders have the power to act by written consent to restore their rights

    -- Restore stockholder's right to call a special meeting

    -- Remove Board's 20-day period to set a record date

--------------------------------------------------------------------------------


                                 INTRODUCTION TO
                                BROOKE GROUP LTD.


--------------------------------------------------------------------------------

INTRODUCTION TO BROOKE GROUP LTD.
--------------------------------------------------------------------------------


                                  Brooke Group

  o Brooke Group has stated that if RJRN unconditionally agrees to an immediate spin-off of Nabisco, Brooke Group will terminate all solicitation activity


  o Brooke Group understands tobacco litigation


  o Brooke Group has successfully completed two prior spin-offs
    -- MAI and SkyBox


  o Brooke Group is principally engaged in:
    -- Manufacture and sale of cigarettes (Liggett Group, Inc.)
    -- Acquisition of operating companies (New Valley Corporation) -- Real estate and cigarette operations in Russia


  o Liggett Group, Inc. is the #5 manufacturer of cigarettes in the U.S.
    -- Approximately 2.3% of domestic market
    -- Full-price branded cigarettes, including L&M, Chesterfield, Lark and Eve, as well as price/value cigarettes


  o New Valley Corporation focuses on acquiring operating companies -- Ladenburg Thalmann & Co., Inc.

BROOKE GROUP LTD.'S RETURNS
--------------------------------------------------------------------------------


  Brooke has achieved an impressive performance track record for its long-term investors as compared to the overall market and RJR Nabisco . . .


                                                Compounded Annual Rates
                                                -----------------------

                                                8/26/94 to     8/28/91 to
                                                8/28/95        8/28/95

  Brooke Group Ltd. ........................     190.8 %        26.8 %

  RJR Nabisco ..............................     (12.0)%       (18.1)%

  S & P 500 ................................      20.9 %        11.6 %

--------------------------------------------------------------------------------


                                     SUMMARY


--------------------------------------------------------------------------------

SUMMARY
--------------------------------------------------------------------------------


  o Brooke Group is organizing a consent solicitation to:

    1. Have RJRN spin-off 80.5% of Nabisco to RJRN shareholders, NOW!

    2. Amend bylaw changes secretly made by management


  o In order to be successful, the consent solicitation needs "yes" votes from a majority of all voting rights held by shareholders


  o Brooke Group has stated that if RJRN unconditionally agrees to an immediate spin-off of Nabisco, Brooke Group will terminate all solicitation activity

REMINDER
--------------------------------------------------------------------------------


              Computation of Implicit LeBow/Icahn Spin-off Premium
              ----------------------------------------------------

    RJRN Price at August 28, 1995 .................................   $26.750

    Stock Price Decline on October Earnings Announcement ..........    (2.625)
                                                                      -------
    Implied Value of RJRN Common Stock ............................   $24.125
                                                                      =======


--------------------------------------------------------------------------------


  o So please, RJRN Board, spin off Nabisco, and,

      "It's easy for me -- I'll just sell my stock and go off into the sunset."

    -- Charles Harper, November 2, 1995

                                    APPENDIX

                    (Pursuant to Rule 304 of Regulation S-T)


1. Page 5 contains a description in tabular form of a graph entitled "Compounded Annual Rates of Return" which represents the comparison of peer group members for the period commencing February 1, 1991 and ending August 28, 1995, which graph is contained in the paper format of this Additional Soliciting Material being delivered to stockholders.

2. Page 6 contains a description in tabular form of a graph entitled "One Year Rate of Return" which represents the comparison of peer group members for the one year period commencing August 26, 1994 and ending August 28, 1995, which graph is contained in the paper format of this Additional Soliciting Material being delivered to stockholders.

3. Page 15 contains a description in tabular form of a graph entitled "Multiple of Total Enterprise Value to EBITDA" which represents the comparison of food peer group members, which graph is contained in the paper format of this Additional Soliciting Material being delivered to stockholders.

4. Page 16 contains a description in tabular form of a graph entitled "Multiple of Total Enterprise Value to EBITDA" which represents the comparison of tobacco peer group members, which graph is contained in the paper format of this Additional Soliciting Material being delivered to stockholders.

5. Page 18 contains a description in tabular form of a graph entitled "Spin-off Analysis Per Share of RJRN" which represents per share values of RJRN (i) without the LeBow/Icahn Spin-off Premium, (ii) Pre Spin-off and (iii) Post Spin-off, which graph is contained in the paper format of this Additional Soliciting Material being delivered to stockholders.

6. Page 26 contains a description in tabular form of a flowchart diagram which represents the direction of Steps 1-4 described in such diagram, which diagram is contained in the paper format of this Additional Soliciting Material being delivered to stockholders.